General	12 Months Ended
Dec. 31, 2017
General [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.	P.V. Nano Cell Ltd. (the “Company”) was incorporated in June 2009 under the laws of Israel. The Company has a wholly-owned subsidiary, Nano Size Ltd., a company incorporated under the laws of Israel (“Nano Size”). The Company and Nano Size are mainly engaged in developing, manufacturing, marketing and commercializing conductive inks for digital inkjet conductive printing applications. As of December 31, 2017, the Company had only limited sales of its products and had not yet commenced larger scale commercial production or sales.

During 2013, the Company formed a Chinese joint venture (“JV”) together with three shareholders. The Company owns 40% of the outstanding equity securities of the JV. The JV is inactive and is in the process to be dissolved.

Refer to Note 3 for details regarding the acquisition of Digiflex Ltd. on December 3, 2017.

b.	Since its inception, the Company has incurred operating losses and has used cash in its operations. During the year ended December 31, 2017, the Company used cash in operating activities of approximately $2.2 million, incurred a net loss of approximately $2.8 million and had a total accumulated deficit of approximately $15.1 million as of December 31, 2017. The Company requires additional financing in order to continue to fund its current operations and pay existing and future liabilities.

The Company intends to finance operating costs over the next twelve months through issuance of equity securities and by increasing its revenue. The Company is currently negotiating with third parties in an attempt to obtain additional sources of funds which, in management’s opinion, would provide adequate cash flows to finance the Company’s operations. The satisfactory completion of these negotiations is essential to provide sufficient cash flow to meet current operating requirements. However, the Company cannot give any assurance that it will be able to achieve a level of profitability from the sale of its products to sustain its operations in the future. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.

The accompanying consolidated financial statements do not include any adjustments to reflect the possible future effects on recoverability and reclassification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.